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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 15, 2000




                              CERPROBE CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                                                           86-0312814
(Commission File No.)                          (IRS Employer Identification No.)


                           1150 NORTH FIESTA BOULEVARD
                             GILBERT, ARIZONA 85233
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (480) 333-1500
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ITEM 5.  OTHER EVENTS.

         Cerprobe Corporation, a Delaware corporation ("Cerprobe") is voluntarily filing this current report on Form 8-K to publish its financial statements for the year ended December 31, 1999 in order to have updated current financial statements on file with the Securities and Exchange Commission.

In connection therewith, Cerprobe desires to correct a discrepancy between the audited financial statements filed herewith and the financial statements included in a press release issued by Cerprobe on February 16, 2000. Subsequent to such press release of Cerprobe's earnings for its fourth quarter and full year ended December 31, 1999, it was determined that a special charge of $329,000, net of tax, should have been made to research and development expense. Cerprobe hereby incorporates by reference the audited financial statements for year ended December 31, 1999 filed as Exhibit 99.1.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  11   Computation of Net Income
                  21   List of Subsidiaries
                  23.1 Consent of KPMG LLP, Independent Auditors.
                  27.1 Financial Data Schedule, Period End 12-31-1999
                  27.2 Financial Data Schedule, Period End 12-31-1998
                  99.1 Audited Financial Statements for the year ended
                       December 31, 1999.


                                       2.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CERPROBE CORPORATION



Dated: March 7, 2000                            By:  /s/ Randal L. Buness
                                                     ---------------------------
                                                     Randal L. Buness
                                                     Senior Vice President
                                                     Chief Financial Officer


                                       3.
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                                INDEX TO EXHIBITS

11   Computation of Net Income
21   List of Subsidiaries
23.1 Consent of KPMG LLP, Independent Auditors.
27.1 Financial Data Schedule, Period End 12-31-1999
27.2 Financial Data Schedule, Period End 12-31-1998
99.1 Audited Financial Statements for the year ended December 31, 1999.